Securities, 424I - Securities, 424I: 1	Mar. 27, 2026 USD ($)
Securities, 424I Table
Security Class Title	Grayscale Solana Staking ETF Shares
Aggregate Sales Price	$ 105,791,452.00
Aggregate Redeemed or Repurchased, FY	0.00
Aggregate Redeemed or Repurchased, Prior FY	0.00
Redemption Credits	0.00
Net Sales	$ 105,791,452.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 14,609.80